Nexity Financial Announces Strong Balance Sheet Growth and Third Quarter Performance; Assets Grow to $734.7 Million and Diluted Earnings Per Share is $0.14

Birmingham, AL, October 27, 2005 (Business Wire) - Nexity Financial Corporation (Nasdaq: NXTY)

Third Quarter 2005 Highlights:

■	Record earnings before taxes of $1.73 million

■	Diluted earnings per share of $0.14

■	Total assets of $734.7 million, up 25.4% from last year’s $586.0 million

■	Total loans of $478.2 million, up 29.5% from last year’s $369.3 million

■	Total deposits of $547.9 million, up 26.1% from last year’s $434.6 million

■	Strong credit quality with annualized net charge-offs of 0.11% and nonperforming loans of 0.01% of total loans

■	Raised approximately $25.4 million, net of offering costs in an initial public offering on September 21, 2005

Nexity Financial Corporation (Nasdaq: NXTY) today reported third quarter net income of $1.08 million, or $0.14 per diluted share. Net income was up 2.0% from the same period in 2004. The improved earnings were primarily related to rapid growth in net interest income. The improvements in net interest income during the quarter were partially offset by increases in the provision for loan losses and noninterest expense and a decline in noninterest income. Net interest income was up 28.6% from the same period in 2004 due to a 23.3% increase in average interest-earning assets and strong improvement in the net interest margin from 3.03% in 2004 to 3.15% in 2005.

“We realized strong growth in loans during the third quarter which strengthened our core earnings ability and enhanced our balance sheet composition,” said Greg Lee, Chairman and CEO of Nexity Financial Corporation. “We continue to invest in our expansion of correspondent banking markets and services and are starting to see revenue improvements from these efforts.”

Return on average assets and return on average equity were 0.61% and 10.69%, respectively, for the third quarter of 2005 compared with 0.74% and 13.37% for the same period in 2004.

For the first nine months of 2005, Nexity’s net income was $3.37 million or $0.44 per diluted share compared to $4.29 million or $0.57 per diluted share during the same period in 2004. During the first nine months of 2004, Nexity realized tax benefits from loss carry-forwards from previous years which reduced income tax expense in 2004 by $1.2 million or $0.16 per diluted share.

Return on average assets and return on average equity were 0.68% and 12.16%, respectively, for the nine months ended September 30, 2005 compared with 1.04% and 18.00% for the same period in 2004. The tax benefit realized in 2004 also affected these ratios.

Total assets grew to $734.7 million at September 30, 2005, up $148.7 million or 25.4% from the $586.0 million reported at September 30, 2004. Total loans were $478.2 million at September 30, 2005, up $109.0 million or 29.5% from the $369.3 million reported at September 30, 2004. Total deposits were $547.9 million at September 30, 2005, up $113.3 million or 26.1% from the $434.6 million reported at September 30, 2004.

Net interest income, the major component of Nexity’s income statement was $5.5 million for the third quarter of 2005 versus $4.2 million for the same period in 2004, an increase of 28.6%. This increase was due to strong balance sheet growth and an improved net interest margin. Average interest-earning assets were up 23.3% and the net interest margin improved from 3.03% in 2004 to 3.15% in 2005. Average earning assets were higher because of strong loan growth during the quarter. Average loans were up $119.9 million or 34.2%. The net interest margin benefited from the increasing interest rate environment and an improved mix of earning assets. Average loans as a percentage of average earning assets improved from 62.7% during the third quarter of 2004 to 68.3% for the same period in 2005.

The provision for loan losses during the third quarter of 2005 was up $225,000 or 70.3% versus the same period in 2004. The provision for loan losses was higher primarily because of the rapid loan growth realized in 2005. Net charge-offs were $128,644 for the third quarter of 2005 versus $54,680 for the same period in 2004.

Noninterest income for the third quarter of 2005 was $359,556, down $23,255 or 6.1% from the $382,811 reported for the same period in 2004. Noninterest income was down primarily because of lower brokerage and investment services income. As the yield curve flattened, the demand from correspondent bank customers for fixed income securities has declined. Also, Nexity realized $78,518 in gains from the sale of investment securities during the third quarter of 2004 compared with none for the same period in 2005.

Noninterest expense for the third quarter of 2005 was $3.5 million, up $852,649 or 31.7% from the $2.7 million reported for the same period in 2004. Noninterest expense was higher primarily due to increases related to the expansion of our correspondent banking markets and services. Nexity opened offices in Texas and North Carolina in 2004 and 2005 and also expanded its marketing sales force, lending team, and investment sales team. Thus far in 2005, Nexity has added nine new positions of which eight are revenue generating positions.

The efficiency ratio was 60.88% for the third quarter of 2005 which was higher than the 58.09% reported for the same period in 2004 but improved from the 63.89% reported for the second quarter of 2005. The efficiency ratio should continue to benefit from the investments made in the new offices and the additions of revenue generating staff.

Credit quality continues to be strong. Annualized net charge-offs were 0.11% of average loans during the third quarter of 2005 compared with 0.06% for the same period in 2004 and 0.03% during the second quarter of 2005. Nonperforming loans were $64,570 or 0.01% of total loans at September 30, 2005 compared with $1.7 million or 0.46% of total loans at September 30, 2004. Nonperforming assets were $1.7 million or 0.36% of total loans and other real estate at September 30, 2005 compared with $2.3 million or 0.62% of total loans and other real estate at September 30, 2004. The allowance for loan losses was 1.25% of total loans at September 30, 2005 and 1.26% of total loans at September 30, 2004.

Nexity raised approximately $25.4 million, net of offering costs in an initial public offering on September 21, 2005. This stock issuance strengthened Nexity’s capital ratios and positioned it well for future growth opportunities. Nexity’s total risk-based capital, tier 1 risk-based capital, and leverage ratios at September 30, 2005 were 13.73%, 12.72%, and 10.81%, respectively, compared with 11.00%, 9.84%, and 7.83%, respectively, at September 30, 2004.

Conference Call / Webcast Information

Nexity Financial Corporation will host a conference call on Friday, October 28 at 10:00 am Eastern Daylight Time (EDT) to discuss the third quarter 2005 results. Additional material information, including forward-looking statements such as trends and projections, may be discussed during the presentation. To participate in the conference call or webcast, please follow the instructions listed below.

Webcast:
Live via the Internet and Windows Media Player
http://www.nexitybank.com/  then to the Investor Relations
section, to conference in via the web
Then click on "3rd Quarter 2005 Earnings Release
Conference Call. The Webcast access will be “listen only”.

Webcast URL:	http://www.investorcalendar.com/IC/CEPage.asp?ID=96856

Live via telephone to conference in via telephone

1-877-407-8033 (U.S. and Canada)
(201) 689-8033 (International)

About Nexity Financial Corporation

Nexity Financial Corporation is a $735 million commercial bank offering deposit products nationwide consisting of money markets, checking accounts and online access. Nexity generates the majority of its income through wholesale correspondent banking activities. Nexity is headquartered in Birmingham, Alabama. Customer Service Representatives can be reached at 1-877-738-6391. To learn more about Nexity Bank please visit www.nexitybank.com.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Nexity Financial Corporation notes that any statements in this press release and elsewhere that are not historical facts are “forward-looking statements.” The words “expect”, “anticipate”, “intend”, “consider”, “plan”, “believe”, “seek”, ”should”, “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. The forward-looking statements involve risks and uncertainties that may cause Nexity’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see Nexity’s Prospectus filed pursuant to Rule 424(b)(4), dated September 20, 2005, as well as its other filings with the U.S. Securities and Exchange Commission. Nexity assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments.

Nexity Financial Corporation
Financial Summary (Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,		Percent	September 30,		Percent
Income Statement Data	2005	2004	Change	2005	2004	Change

Interest income	$10,935,126	$7,236,107	51.1%	$28,776,223	$20,557,087	40.0%
Interest expense	5,479,716	2,992,604	83.1	13,995,348	8,652,872	61.7

Net interest income	5,455,410	4,243,503	28.6	14,780,875	11,904,215	24.2
Provision for loan losses	545,000	320,000	70.3	1,290,000	815,000	58.3

Net interest income after
provision for loan losses	4,910,410	3,923,503	25.2	13,490,875	11,089,215	21.7
Net gains on sales of securities	0	78,518	(100.0)	468,351	207,690	125.5
Noninterest income	359,556	382,811	(6.1)	1,055,268	1,195,242	(11.7)
Noninterest expense	3,540,259	2,687,610	31.7	10,080,834	8,268,265	21.9

Income before income taxes	1,729,707	1,697,222	1.9	4,933,660	4,223,882	16.8
Applicable income tax expense (benefit)	649,234	637,660	1.8	1,568,056	(66,107)	(2472.0)

Net income	$1,080,473	$1,059,562	2.0%	$3,365,604	$4,289,989	(21.5)%

Net income per share - basic	$0.15	$0.15	0.0	$0.48	$0.62	(22.6)
Net income per share - diluted	$0.14	$0.14	0.0	$0.44	$0.57	(22.8)
Cash dividends paid per share	$0.00	$0.00	0.0	$0.00	$0.00	0.0
Weighted average shares outstanding - basic	7,037,434	6,941,005	1.4	6,979,039	6,940,999	0.5
Weighted average shares outstanding - diluted	7,649,393	7,485,754	2.2	7,585,590	7,485,750	1.3

Performance Ratios
(Annualized *)

Return on average assets *	0.61%	0.74%	(17.9)%	0.68%	1.04%	(34.4)%
Return on average stockholders' equity *	10.69	13.37	(20.0)	12.16	18.00	(32.4)
Net yield on average interest-earning
assets (tax equivalent) *	3.15	3.03	4.2	3.06	2.94	4.0
Efficiency ratio	60.88	58.09	4.8	63.66	63.12	0.9

Selected Average Balances
(In thousands)

Total assets	$702,437	$567,092	23.9%	$657,423	$549,332	19.7%
Interest-earning assets	688,457	558,469	23.3	645,695	540,410	19.5
Loans-net of unearned income	470,106	350,228	34.2	423,985	338,654	25.2
Investment securities	203,222	194,801	4.3	202,666	183,913	10.2
Deposits	533,926	419,521	27.3	498,202	409,118	21.8
Noninterest-bearing deposits	4,347	2,088	108.2	4,196	2,223	88.8
Interest-bearing deposits	529,579	417,433	26.9	494,006	406,895	21.4
Interest-bearing liabilities	650,817	529,114	23.0	610,819	511,428	19.4
Stockholders' equity	40,081	31,517	27.2	36,991	31,830	16.2

Nexity Financial Corporation
Financial Summary (Unaudited)

Selected Financial Data
at Period-End
(In thousands)	September 30,		Percent
	2005	2004	Change

Total assets	$734,731	$585,995	25.4%
Interest-earning assets	721,753	575,270	25.5
Loans-net of unearned income	478,222	369,250	29.5
Allowance for loan losses	5,980	4,638	28.9
Investment securities	202,154	193,175	4.6
Deposits	547,859	434,578	26.1
Stockholders' equity	63,484	35,052	81.1

Average loans to average deposits	85.10%	82.78%	2.8%
Total loans to interest-earning	66.26	64.19	3.2
assets
Average stockholders' equity to
average assets	5.63	5.79	(2.9)
Tier 1 capital to average assets
(Leverage ratio)	10.81	7.83	38.1
Risk-based capital ratios:
Tier 1 capital	12.72	9.84	29.3
Total capital	13.73	11.00	24.8
Book value per common share	$7.29	$5.05	44.4
Tangible book value per
common share	$7.18	$4.92	45.9
Total common shares
outstanding	8,709,091	6,941,247	25.5

Credit Quality Data

Nonperforming assets	$1,726,660	$2,292,768	(24.7)%
Nonperforming loans	64,570	1,703,525	(96.2)
Net charge-offs	222,171	279,664	(20.6)
Nonperforming assets to total
loans and other real estate	0.36%	0.62%	(42.0)
Annualized net charge-offs
to average total loans (YTD)	0.07	0.11	(36.5)
Allowance for loan losses to
total loans	1.25	1.26	(0.4)
Allowance for loan losses to
nonperforming loans	9,261.27	272.26	3301.6

Nexity Financial Corporation
Financial Summary (Unaudited)

Consolidated Balance Sheets
(In thousands)	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

ASSETS
Cash and due from banks	$3,419	$2,880	$4,016	$1,581	$2,743
Interest-bearing deposits in other banks	2,930	10,861	6,745	10,677	2,123
Federal funds sold	38,447	5,304	13,447	2,833	10,722
Investment securities available-for-sale, at fair value	202,154	203,211	204,450	200,659	193,175

Loans, net of unearned income	478,222	446,496	391,059	387,503	369,250
Allowance for loan losses	(5,980)	(5,563)	(4,935)	(4,912)	(4,638)
Net loans	472,242	440,933	386,124	382,591	364,612

Premises and equipment, net	1,120	739	824	840	812
Deferred tax asset	2,306	2,241	2,751	1,606	1,930
Intangible assets	911	911	911	911	911
Other assets	11,202	11,318	10,699	9,068	8,967
Total assets	$734,731	$678,398	$629,967	$610,766	$585,995

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits:
Demand Deposits	$3,433	$2,776	$3,909	$3,319	$3,510
NOW and money market accounts	240,999	230,834	216,752	223,318	207,086
Time deposits $100,000 and over	94,237	80,154	68,826	61,477	60,510
Other time and savings deposits	209,190	198,325	184,900	168,578	163,472
Total deposits	547,859	512,089	474,387	456,692	434,578

Federal funds purchased and securities
sold under agreements to repurchase	555	6,119	4,640	7,264	2,502
Long-term borrowings	105,000	103,000	100,000	95,000	96,750
Subordinated debentures	12,372	12,372	12,372	12,372	12,372
Accrued expenses and other liabilities	5,461	6,586	4,297	3,880	4,741
Total liabilities	671,247	640,166	595,696	575,208	550,943

Stockholders' Equity:
Preferred stock	0	0	0	0	0
Common stock	87	70	70	69	69
Surplus	62,379	36,413	36,411	36,343	36,343
Retained earnings (deficit)	2,168	1,088	(260)	(1,197)	(2,282)
Accumulated other comprehensive income (loss)	(1,150)	661	(1,950)	343	922
Total stockholders' equity	63,484	38,232	34,271	35,558	35,052
Total liabilities and stockholders' equity	$734,731	$678,398	$629,967	$610,766	$585,995

Nexity Financial Corporation
Financial Summary (Unaudited)

Income Statement Data	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

Interest income	$10,935,126	$9,639,799	$8,201,298	$8,055,095	$7,236,107
Interest expense	5,479,716	4,733,971	3,781,661	3,513,956	2,992,604

Net interest income	5,455,410	4,905,828	4,419,637	4,541,139	4,243,503
Provision for loan losses	545,000	660,000	85,000	300,000	320,000

Net interest income after
provision for loan losses	4,910,410	4,245,828	4,334,637	4,241,139	3,923,503
Net gains on sales of securities	0	468,351	0	0	78,518
Noninterest income	359,556	352,007	343,705	301,402	382,811
Noninterest expense	3,540,259	3,359,045	3,181,530	3,117,770	2,687,610

Income before income taxes	1,729,707	1,707,141	1,496,812	1,424,771	1,697,222
Applicable income tax expense	649,234	358,822	560,000	339,753	637,660

Net income	$1,080,473	$1,348,319	$936,812	$1,085,018	$1,059,562

Net income per share - basic	$0.15	$0.19	$0.13	$0.16	$0.15
Net income per share - diluted	$0.14	$0.18	$0.12	$0.14	$0.14
Cash dividends paid per share	$0.00	$0.00	$0.00	$0.00	$0.00
Weighted average shares outstanding - basic	7,037,434	6,952,284	6,946,397	6,941,247	6,941,005
Weighted average shares outstanding - diluted	7,649,393	7,554,331	7,551,720	7,548,685	7,485,754

Performance Ratios
(Annualized *)

Return on average assets *	0.61%	0.82%	0.62%	0.72%	0.74%
Return on average stockholders' equity *	10.69	15.49	10.57	12.17	13.37
Net yield on average interest-earning
assets (tax equivalent) *	3.15	3.03	2.97	3.07	3.03
Efficiency ratio	60.88	63.89	66.79	64.38	58.09

Nexity Financial Corporation
Financial Summary (Unaudited)

Summary of Capital and
Capital Ratios	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04

Regulatory Capital (In thousands)
Tier 1 Capital	$75,723	$48,660	$47,310	$46,043	$44,597
Tier 2 Capital	5,980	5,563	4,935	5,173	5,261
Total risk-based capital	81,703	54,223	52,245	51,216	49,858
Total risk-weighted assets	595,253	527,184	488,980	476,728	453,369

Capital Ratios
Total risk-based capital	13.73%	10.29%	10.68%	10.74%	11.00%
Tier 1 risk-based capital	12.72	9.23	9.68	9.66	9.84
Leverage ratio	10.81	7.36	7.78	7.70	7.83

Book value per common share	$7.29	$5.50	$4.93	$5.12	$5.05
Tangible book value per
common share	$7.18	$5.37	$4.80	$4.99	$4.92
Total common shares
outstanding	8,709,091	6,952,358	6,952,191	6,941,247	6,941,247

Credit Quality Data

Nonperforming assets	$1,726,660	$1,692,539	$1,846,894	$1,893,446	$2,292,768
Nonperforming loans	64,570	23,206	139,355	1,811,446	1,703,525
Net charge-offs	128,644	32,158	61,369	26,143	54,680

Nonperforming loans to total loans	0.01%	0.01%	0.04%	0.47%	0.46%
Nonperforming assets to total
loans and other real estate	0.36	0.38	0.47	0.49	0.62
Annualized net charge-offs
to average total loans (YTD)	0.11	0.03	0.07	0.03	0.06
Allowance for loan losses to
total loans	1.25	1.25	1.26	1.27	1.26
Allowance for loan losses to
nonperforming loans	9,261.27	23,972.25	3,541.32	271.16	272.26

Nexity Financial Corporation
Financial Summary (Unaudited)

Comparative Average Balance Sheets
- Yields and Costs	Three Months Ended
	9/30/05			6/30/05			3/31/05
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Loans (1)	$470,106,189	$8,460,765	7.14%	$420,039,884	$7,133,086	6.81%	$380,829,052	$5,822,647	6.20%
Investment securities, taxable (2)	203,222,301	2,325,952	4.58	202,789,003	2,295,994	4.53	201,973,811	2,273,669	4.50
Interest-bearing balances
due from banks	2,776,961	34,811	4.97	3,190,413	39,296	4.94	4,752,170	36,182	3.09
Trading securities	0	0	0.00	0	0	0.00	2,221	0	0.00
Federal funds sold and securities
purchased under agreements to resell	12,351,544	113,598	3.65	22,829,096	171,423	3.01	11,240,593	68,800	2.48
Total interest-earning assets	688,456,995	10,935,126	6.31%	648,848,396	9,639,799	5.96%	598,797,847	8,201,298	5.53%

Noninterest-earning assets:

Cash and due from banks	3,329,460			3,439,466			3,007,749
Premises and equipment	1,118,125			795,092			833,359
Other, less allowance for loan losses	9,531,931			6,135,776			6,954,470
Total noninterest-earning assets	13,979,516			10,370,334			10,795,578

TOTAL ASSETS	$702,436,511			$659,218,730			$609,593,425

Interest-bearing liabilities:
Interest-bearing deposits:
Interest checking	$3,800,191	8,253	0.86%	$4,258,555	9,326	0.88%	$4,071,394	8,623	0.86%
Savings	459,942	1,433	1.24	533,295	1,645	1.24	554,319	1,680	1.23
Money market	238,046,932	1,909,614	3.18	219,415,269	1,545,747	2.83	215,848,362	1,279,592	2.40
Time deposits	287,271,827	2,433,214	3.36	276,861,499	2,177,082	3.15	230,028,451	1,540,617	2.72
Total interest-bearing deposits	529,578,892	4,352,514	3.26	501,068,618	3,733,800	2.99	450,502,526	2,830,512	2.55
Federal funds purchased and securities
sold under agreements to repurchase	4,202,609	35,706	3.37	3,491,289	25,505	2.93	6,286,900	38,076	2.46
Long-term debt	104,663,043	888,578	3.40	98,274,725	789,126	3.21	96,333,333	744,916	3.09
Subordinated debentures	12,372,000	202,918	6.51	12,372,000	185,540	6.02	12,372,000	168,157	5.51
Total interest-bearing liabilities	650,816,544	5,479,716	3.34%	615,206,632	4,733,971	3.09%	565,494,759	3,781,661	2.71%

Noninterest-bearing liabilities:
Demand deposits	4,347,057			4,159,808			4,077,532
Other liabilities	7,192,277			4,937,662			4,088,010
Total noninterest-bearing liabilities	11,539,334			9,097,470			8,165,542
Stockholders' equity	40,080,633			34,914,628			35,933,124

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$702,436,511			$659,218,730			$609,593,425

Net interest income		$5,455,410			$4,905,828			$4,419,637

Interest income/earning assets			6.31%			5.96%			5.53%
Interest expense/earning assets			3.16			2.93			2.56

Net interest income/earning assets			3.15%			3.03%			2.97%

(1) Average loan balances are stated net of unearned income and include nonaccrual loans. Interest collected on nonaccrual loans has been included in revenues.

(2) The weighted average yields on securities are calculated on the basis of the yield to maturity based on the book value of each security.

Nexity Financial Corporation
Financial Summary (Unaudited)

Comparative Average Balance Sheets
- Yields and Costs	Three Months Ended
	12/31/04			9/30/04
	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Interest-earning assets:
Loans (1)	$375,580,879	$5,781,293	6.11%	$350,228,191	$4,969,177	5.63%
Investment securities, taxable (2)	193,389,156	2,162,812	4.47	194,801,296	2,209,945	4.54
Interest-bearing balances
due from banks	3,939,817	27,007	2.72	5,320,021	25,231	1.88
Trading securities	84,227	0	0.00	164,080	896	2.17
Federal funds sold and securities
purchased under agreements to resell	16,178,243	83,983	2.06	7,955,645	30,858	1.54
Total interest-earning assets	589,172,322	8,055,095	5.44%	558,469,233	7,236,107	5.15%

Noninterest-earning assets:

Cash and due from banks	2,512,244			2,498,323
Premises and equipment	786,004			868,422
Other, less allowance for loan losses	7,817,412			5,256,272
Total noninterest-earning assets	11,115,660			8,623,017

TOTAL ASSETS	$600,287,982			$567,092,250

Interest-bearing liabilities:
Interest-bearing deposits:
Interest checking	$4,126,102	9,069	0.87%	$4,431,996	9,691	0.87%
Savings	519,775	1,604	1.22	494,379	1,535	1.23
Money market	210,130,618	1,132,586	2.14	213,935,422	970,878	1.80
Time deposits	229,050,819	1,447,872	2.51	198,571,556	1,144,523	2.29
Total interest-bearing deposits	443,827,314	2,591,131	2.32	417,433,353	2,126,627	2.02
Federal funds purchased and securities
sold under agreements to repurchase	3,731,489	17,769	1.89	6,743,304	23,379	1.38
Long-term debt	96,730,978	750,912	3.11	92,565,217	702,405	3.04
Subordinated debentures	12,372,000	154,144	4.94	12,372,000	140,193	4.50
Total interest-bearing liabilities	556,661,781	3,513,956	2.50%	529,113,874	2,992,604	2.24%

Noninterest-bearing liabilities:
Demand deposits	3,907,339			2,087,383
Other liabilities	4,238,239			4,374,236
Total noninterest-bearing liabilities	8,145,578			6,461,619
Stockholders' equity	35,480,623			31,516,757

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$600,287,982			$567,092,250

Net interest income		$4,541,139			$4,243,503

Interest income/earning assets			5.44%			5.15%
Interest expense/earning assets			2.37			2.13

Net interest income/earning assets			3.07%			3.03%

(1) Average loan balances are stated net of unearned income and include nonaccrual loans. Interest collected on nonaccrual loans has been included in revenues.

(2) The weighted average yields on securities are calculated on the basis of the yield to maturity based on the book value of each security.